AMERICAS POWER PARTNERS, INC.
                           SUBSCRIPTION AGREEMENT


AMERICAS POWER PARTNERS, INC.
105 East First Street
Hinsdale, Illinois 60125

Ladies and Gentlemen:

               1. Although we have not been provided a formal prospectus or offering memorandum describing the business or operation of Americas Power Partners, Inc. (the "Company"), we have been given access to all information that we believe is material to make an investment decision concerning One Million Two Hundred Thousand (1,200,000) shares of Common Stock (the "Securities") of the Company.

                2. We hereby agree to purchase and hereby subscribe for, on the terms and conditions set forth herein, the Securities at a price of One Dollar and 25/100th ($1.25) per share.

               3. The aggregate purchase price for the Securities is One Million Five Hundred Thousand Dollars ($1,500,000) ("Purchase Price"). The undersigned shall pay the Purchase Price in cash upon execution of this Subscription Agreement.

               4. We understand that the Securities are suitable only for sophisticated investors and that the Securities are being offered and sold pursuant to an exemption under the Securities Act of 1933, as amended, and state securities laws, for private offerings. We make the following representation, declarations and warranties with the intent that the same be relied upon in determining my suitability as an investor in the Company and the availability of the exemptions for the offering.

               a.   CHECK ALL THE APPLICABLE FOLLOWING BOXES:

                    i.   /X / The Undersigned's net worth, or joint net worth
                              with spouse, exceeds $1,000,000.

                    ii.  /X / The Undersigned's income exceeded $200,000 in each of the last two years, or joint income with my spouse exceeded $300,000 in each of these years, and is expected to do so again in the current year.

                   iii.  /_ / The Undersigned's is a bank, as defined in Section
                              3(a)(2) of the Securities Act of 1933 (whether acting in an individual or fiduciary capacity): a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; and insurance company, as defined in Section 2 (13) of the Securities Act of 1933; an investment company registered under the Investment Company Act of 1940, or a business development company, as defined in Section 2(a)(48) of the Act; a Small Business Investment Company, licensed by the Small Business Administration under Section 301(c) or
                              (d) of the Small Business Investment Act of 1958; a bank, savings and loan association, insurance company, or registered investment adviser making the investment decision as a plan fiduciary (as defined in Section 3 (21) of the Employee Retirement Income Security Act of 1974) of an employee benefit plan within the meaning of Title I of that Act: such and employee benefit plan, which has total assets in excess of $5,000,000; or such an employee benefit plan which is self-directed with investment decisions made solely by persons who are accredited investors under any category under this paragraph 3(a).

                      iv. /_/ The Undersigned is a private business development
                              company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

                      v.  /_/ The Undersigned is an organization described in
                              Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares with total assets in excess of $5,000,000.

                     vi.  /_/ The Undersigned is a trust, with total assets in
                              excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Shares.

                     vii. /_/ The Undersigned is an entity in which all of the
                              equity owners are accredited investors under any category under this Paragraph 4(a).

                   viii. /_/  The Undersigned is a Director, executive officer or general partner of the Company.

                     ix. /_/ The Undersigned is not an accredited investor under any category under this Paragraph 4(a).

                b. We represent that we have adequate means of providing for the current needs and possible personal contingencies and that we have no need for liquidity in this investment. By reason of our business and financial experience or the business and financial experience of those persons we have retained to advise us with respect to our investment in the Securities, we are capable of evaluating the merits and risks of an investment in the Securities and have the capacity to protect our own interest in investments of this nature. We have made our own examination of the investment, accounting and tax aspects of this transaction and will depend on the advice of our own counsel and accountants, and we agree that you have no responsibility with respect to such matters or such advice.

               c. The Securities hereby subscribed for are being acquired by us in good faith for our own personal account, for investment purposes only and not with a view to the distribution or resale thereof.

               d. We understand that this transaction has not been scrutinized by the Securities and Exchange Commission.

               e. We have relied upon independent investigations made by us or our representatives in making our decision to purchase the Securities hereby subscribed for, and we have a full understanding and appreciation of the risks described in the purchase of the Securities. In connection with such investigation you have advised and we understand that all documents, records and books pertaining to this investment have been made and are available to our attorney, our accountant and ourselves upon request. We have had the opportunity to ask question of, and receive answers from, representatives of the Company concerning the terms and conditions of this transaction, as well as to
obtain any additional  information  requested.   Any questions raised by us have
been raised in writing and have been answered to our satisfaction. We understand that we could lose our entire investment in the Company.

                5. We shall indemnify the Company, its affiliates, controlling persons, attorneys and accountants, and hold them harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees to which they may be put or which they may incur by reason of or in connection with any misrepresentations made by us, any breach of any of our warranties or our failure to fulfill any of our covenants or agreements, under this Agreement. This Agreement and the representations and warranties contained herein shall be binding upon our agent, officers, employees, heirs, executors, administrators, successors and assigns.

                6. No representations or promises have been made concerning the marketability or value of the Securities. We further acknowledge that, because the Securities have not been registered under the Securities Act of 1933 and state laws, and cannot be resold unless they are subsequently registered under said Act and applicable state laws or until the Company receives and opinion of counsel reasonably satisfactory to it that an exemption from registration is available, we must continue to bear the economic risk of our investment in the
Securities for an indefinite period  of  time.   Except as provided herein, the
Company has not agreed or represented to us that the Securities will be purchased or redeemed from us at any time in the future that the Securities will be registered for resale, or that the Company will necessarily become a "public company". We further understand that the certificates representing the Securities will contain a legend stating that the Securities have not been registered under the Securities Act of 1933 or state law and referring to the restrictions on transferability and sale of such Securities and that a notation will be made on the appropriate records of the Company so that transfers of Securities will not be effected on those records without compliance with the restrictions referred to above.


               7. We understand that the representation of the Company by any accounting firm, law firm or investment banking firm, or the presence of any other person as an investor in the Company, is not a recommendation by that person that we should invest in the Company and have not based our investment decision on the involvement of such person with the Company.

               8. This subscription shall be governed by and construed in accordance with the internal laws of the State of Illinois. This subscription contains the entire agreement between the parties with respect to matters
described herein.   We acknowledge that we may not assign any of our rights or interest in and under this Agreement without prior written consent of the Company and any attempted assignment without such consent shall be void and without effect.

               9. We are authorized to do business in the state listed below as our address and warrant that the offer of the Securities was made to us only in that State.

               10. Notice. Any notice required to be given hereunder shall be deemed to be effective and validly given if it contains the information required by the relevant provisions hereof and is personally delivered or is sent by United States registered or certified mail, postage prepaid, to the person or entity to whom the notice is iven at such address as is set forth in this Agreement or at such other address as is designated in writing by one party to the other. The date of deposit in the mail or the date of personal delivery shall be deemed the effective date of the notice.

               11. Registration Rights. On the earlier of (i) the third anniversary of this Subscription Agreement, or (ii) the termination of employment of Thomas A. Casten ("Casten") pursuant to that certain employment agreement by and between the Company and Casten dated of even date herewith ("Employment Agreement") the undersigned shall have the following rights:

               a. "Piggy-Back" Registration Rights.
                   i. If the Company proposes to register any securities after the date hereof, under the Securities Act of 1933 (the "Act") and applicable state securities laws (the "State Acts"), the Company shall give prompt written notice to the undersigned of its intention to do so, and, upon the written request of the undersigned made within fifteen
                        (15) days after the receipt of any such notice, which written request shall specify the number of shares the undersigned desires to register, the Company shall use its reasonable efforts to cause all such shares to be registered under the Act. Notwithstanding anything contained herein to the contrary, the Company shall have the right to discontinue any registration of such shares of the undersigned at any time prior to the effective date of such registration if the registration of other securities giving rise to such registration is discontinued. The Company shall pay all expenses incident to its performance or compliance with the provisions of this subparagraph.

                    ii. If the undersigned shall request inclusion of any shares held by it in the registration of other securities of the Company and such proposed registration by the

                        Company is, in whole or in part, an underwritten public offering, and if the managing underwriter determines and advises the Company in writing that inclusion in such registration of all proposed securities (including securities being offered by or on behalf of the Company and securities covered by requests for registration) would adversely affect the marketability of the offering of the securities proposed to be registered by the Company, then the undersigned shall be entitled to participate pro-rata with the other stockholders having similar incidental registration rights with respect to such registration to the extent the managing underwriter determines that such shares may be included without such
                        adverse  effect.   The undersigned shall be subject to
                        reasonable and customary lockup agreements, provided other stockholders agree to the same of similar lockup agreements.

               b. Demand Registration Rights. Provided the Company is a reporting company, the Company shall, upon receipt of a written request from the undersigned, prepare and file under the Act a registration statement in respect of such shares. In the event the undersigned demands registration, the undersigned shall pay all expenses of the Company incident to the Company's performance of or compliance with the provisions of this subparagraph.

     IN WITNESS WHEREOF, we have executed this Agreement the 13th Day of September, 2000.


                             SUBSCRIPTION ACCEPTED:


By:  /s/ Thomas R. Casten                     AMERICAS POWER PARTNERS, INC.
         THOMAS R. CASTEN

                                              By: /s/ David Pequet


8 East Third Street                           Its:  Chairman
(Mailing Address of Subscriber)

Hinsdale, IL 60521
(City, State and Zip)

(Taxpayer or ID No.)